                    SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant /   /

Check the appropriate box:

/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/ X /    Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-12

                     The Austria Fund, Inc.
--------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /    No fee required

/  /     Fee computed on table below per Exchange Act Rules
14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
transaction applies:
--------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
applies:
--------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------
         (5)  Total fee paid:
--------------------------------------------------------------
/  /     Fee paid previously with preliminary materials.

/  /     Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:
         (2)  Form, Schedule or Registration Statement No.:
         (3)  Filing Party:
         (4)  Date Filed:

                             THE AUSTRIA FUND, INC.

                           1345 Avenue of the Americas
                            New York, New York 10105
                            Toll Free (800) 221-5672


                                                                   March 5, 2001


To the Stockholders of The Austria Fund, Inc. (the "Fund"):

      The accompanying Notice of Meeting and Proxy Statement present four proposals to be considered at the Fund's Annual Meeting of Stockholders (the "Meeting") to be held on April 12, 2001. The proposals are discussed more fully in the accompanying Proxy Statement.

      Proposal One and Proposal Two are for, respectively, the election of five of the Fund's Directors and the ratification of the Board of Directors' selection of PricewaterhouseCoopers LLP as independent accountants for the Fund for its fiscal year ending August 31, 2001. The Board of Directors recommends that stockholders (i) vote for the election of five Directors and (ii) approve Proposal Two.


      Proposal Three is for the approval of a new sub-advisory agreement (the "New Sub-Advisory Agreement") between the Fund and BAI Fondsberatung Ges. m.b.H (the "Sub-Adviser"), which currently provides sub-advisory services to the Fund. The New Sub-Advisory Agreement will have substantially the same terms and conditions, including sub-advisory fees, as the current sub-advisory agreement with the Sub-Adviser, except for the dates of execution, effectiveness and termination. Your consideration of the New Sub-Advisory Agreement is necessitated by the reorganization of Bank Austria Aktiengesellschaft ("Bank Austria"), the parent of the Sub-Adviser, and its combination on December 8, 2000 with Bayerische Hypo- und Vereinsbank AG ("HypoVereinsbank"). By its terms and as required by the Investment Company Act of 1940, an advisory agreement automatically terminates upon its assignment. As more fully discussed in the accompanying Proxy Statement, the reorganization of Bank Austria and its combination with HypoVereinsbank (the "Combination") was considered an assignment, and, as a consequence, the sub-advisory agreement then in effect between the Fund and the Sub-Adviser terminated as of December 8, 2000. The current sub-advisory agreement is an interim agreement approved by the Board of Directors and is effective for a maximum of 150 days. Approval of the New Sub-Advisory Agreement by the stockholders is necessary to enable the Sub-Adviser to continue to provide sub-advisory services to the Fund. The Board of Directors recommends that stockholders approve Proposal Three.


      The last proposal, Proposal Four, would lead to the repeal of a provision of the Fund's Amended and Restated Bylaws prescribing qualifications for nominees as Directors of the Fund. The proposal is included in the Proxy Statement as a result of the settlement of certain litigation, which is referred to in the Proxy Statement. The Fund's Board of Directors adopted the provision after determining that it was in the best interests of the Fund. The Board of Directors does not support the proposal and, accordingly, recommends that stockholders vote against Proposal Four.

      We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote by proxy promptly. Shareholder Communication Corporation ("SCC"), a professional proxy solicitation firm, has been selected to assist stockholders in the voting process. As the date of the Meeting approaches, if we have not received your proxy, you may receive a telephone call from SCC reminding you to exercise your right to vote. If you have any questions regarding the Meeting agenda or how to vote by proxy, please call SCC toll free at 1-888-565-6078.

                                                Sincerely,


                                                Dave H. Williams
                                                Chairman and President

                                   THE AUSTRIA
Alliance Capital [LOGO](R)         FUND, INC.

--------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 April 12, 2001

To the Stockholders of The Austria Fund, Inc.:


      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Austria Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, April 12, 2001, at 2:00 p.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated March 5, 2001.


      1. To elect five Directors of the Fund, each to hold office for a term of three years and until his or her successor is duly elected and qualifies;

      2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund for its fiscal year ending August 31, 2001;

      3. To approve a new sub-advisory agreement between the Fund and BAI Fondsberatung Ges. m.b.H (the "Sub-Adviser"), which presently provides sub-advisory services to the Fund, containing the same terms and conditions, including sub-advisory fee, as the Fund's current sub-advisory agreement with the Sub-Adviser except for the dates of execution, effectiveness and termination;

      4. To approve a proposal to repeal a provision of the Fund's Amended and Restated Bylaws prescribing qualifications for nominees as Directors of the Fund; and

      5. To transact such other business as may properly come before the Meeting.

      The Board of Directors has fixed the close of business on February 5, 2001 as the record date for the deter mination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

      The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card.

                                        By Order of the Board of Directors,


                                        Edmund P. Bergan, Jr.
                                        Secretary


New York, New York
March 5, 2001


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

      Please indicate your voting directions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy card promptly in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.
--------------------------------------------------------------------------------

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                 PROXY STATEMENT
                             THE AUSTRIA FUND, INC.

                           1345 Avenue of the Americas
                            New York, New York 10105

                                    ---------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 12, 2001

                                    ---------

                                  INTRODUCTION


      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Austria Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, April 12, 2001 at 2:00 p.m. The Notice of Meeting, this Proxy Statement and the accompanying Proxy Card are being mailed to stockholders on or about March 5, 2001.


      The Board of Directors has fixed the close of business on February 5, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund as of the Record Date consisted of 6,406,912 shares of common stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies solicited on behalf of the Board of Directors will be voted for the election of five Directors (Proposal One), for the ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for its fiscal year ending August 31, 2001 (Proposal Two), for the approval of a new sub-advisory agreement (the "New Sub-Advisory Agreement") between the Fund and BAI Fondsberatung Ges. m.b.H (the "Sub-Adviser") (Proposal Three), and against approval of a proposal to repeal a provision of the Fund's Amended and Restated Bylaws (Proposal Four). (These proposals are referred to individually as a "Proposal" and collectively as the "Proposals"). Any stockholder may revoke his or her proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

      Properly executed proxies may be returned with instructions to abstain from voting or withhold authority to vote (an "abstention") or may represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The shares represented by abstentions or broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business. However, with respect to Proposals One and Two, which are matters to be determined by a plurality or majority, respectively, of the votes cast on such matters, neither abstentions or broker non-votes, not being votes cast, will have any effect on the outcome of these Proposals. With respect to Proposals Three and Four, the adoption of which requires the affirmative vote of holders of a majority of a Fund's outstanding shares, an abstention and broker non-vote will have the effect of a negative vote on these Proposals. If any matter, other than the Proposals properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies.

      A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on any proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all of the Proposals, and a stockholder vote may be taken on any one or more of the Proposals prior to adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board of Directors on a proposal will be voted against adjournment of the Meeting as to that proposal.

      The Fund will bear the cost of this Proxy Statement. The Fund has engaged Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. The Fund will pay Shareholder Communications Corporation a fee of $7,500 for its solicitation services plus reimbursement of out-of-pocket expenses.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

      At the Meeting, five Directors will be elected each to serve for a term of three years and until his successor is duly elected and qualifies. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy card to nominate and vote in favor of election of the nominees listed below.


      Pursuant to the Charter and Amended and Restated Bylaws of the Fund, the Board of Directors is divided into three classes. The terms of the members of Class One will expire as of the Meeting, the terms of the members of Class Two will expire as of the annual meeting of stockholders for the year 2001, and the terms of the members of Class Three will expire as of the annual meeting of stockholders for the year 2002. Upon expiration of the terms of the members of a class as set forth above, the term of their successors in that class will continue until the third annual meeting of stockholders following their election and until their successors are duly elected and qualify. Messrs. Dave H. Williams, William H.M. de Gelsey and Peter Nowak, Dipl. Ing. Dr. Hellmut Longin and Mag. Reinhard Ortner are currently the Directors constituting Class One; Messrs. Gary A. Bentz, Ralph W. Bradshaw, William A. Clark, Ronald G. Olin and Dipl. Ing. Peter Mitterbauer are currently the Directors constituting Class Two; and Messrs. John D. Carifa, Thomas G. Lachs and Andras Simor and Drs. Reba W. Williams and Stefan K. Zapotocky are currently the Directors constituting Class Three.


      Under this classified Board structure, only those Directors in a single class may be replaced in any one year. It would require two years to replace a majority of the Board of Directors, although Maryland law provides that stockholders may remove Directors on a classified board for cause, even if they are not then standing for reelection and, under regulations of the Securities and Exchange Commission (the "Commission"), appropriate stockholder proposals may be included in the Fund's annual proxy statement. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, has the effect of maintaining the continuity of management.

      The Board of Directors has nominated each of Messrs. Dave H. Williams, William H.M. de Gelsey and Peter Nowak, Dipl. Ing. Dr. Hellmut Longin and Mag. Reinhard Ortner for election as a Director in Class One. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of these nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.


      In 1999 the Board of Directors amended the Fund's Bylaws to require, among other things, that to be eligible thereafter for nomination as a Director, an individual must have either (i) a substantial Austrian connection of a type specified, or (ii) be, or previously have been, connected in a specified manner with the investment adviser or subadviser (or any of their affiliates). The Nominating Committee of the Board of Directors, all of the members of which are not "inter-ested persons" of the Fund (the "Disinterested Directors") under the Investment Company Act of 1940, as amended (the "Act"), determines whether an individual so qualifies and has determined that each of the five nominees named below satisfies the Bylaw requirements. These Bylaw requirements and other actions taken by certain of the Directors, including certain of these nominees, are the subject of the lawsuit discussed below in connection with Proposal Four.

      Although the Fund is a Maryland corporation, certain of the Fund's Directors and officers are residents of Austria, Hungary or the United Kingdom, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service upon such Directors or officers within the United States, or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Austria, Hungary or the United Kingdom of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. Also, it is unclear if extradition treaties now in effect between the United States and any of Austria, Hungary or the United Kingdom would subject Directors and officers residing in these countries to effective enforcement of the criminal penalties of the federal securities laws.

      Certain information concerning the Fund's Directors, including the nominees for election as Directors, is set forth below. Messrs. Dave H. Williams and John D. Carifa and Dr. Reba W. Williams are each a director or trustee of one or more other investment companies sponsored by Alliance Capital Management L.P., the Fund's investment adviser and administrator ("Alliance" or the "Adviser"). Mr. Williams and Dr. Williams are husband and wife.

                                                                                                Number of shares of
    Name, age, positions and                                                                   the Fund beneficially
offices with the Fund, principal                     Year first                                  owned directly or
occupations during the past five                      became a         Year term as a             indirectly as of
 years and other Directorships                        Director       Director will expire         February 5, 2001
--------------------------------                     ----------      --------------------      ---------------------
*  Dave H. Williams, Chairman and President,            1989                2003+                       26,500
   68. Chairman of the Board, and until 1999                             (Class One)
   Chief Executive Officer, of Alliance Capital
   Management Corporation ("ACMC"),**
   and Director of AXA Financial, Inc. and
   The Equitable Life Assurance Society of
   the United States.

   Gary A. Bentz, Director, 44. Chief                    1999               2001                           100
   Financial Officer, Vice President and                                 (Class Two)
   Treasurer of Deep Discount Advisors, Inc.
   ("DDA"); formerly Director and Treasurer
   of Clemente Strategic Value Fund, Inc. and
   Cornerstone Strategic Return Fund, Inc.

   Ralph W. Bradshaw, Director, 50.                      1999               2001                           354
   Consultant; Chairman of the Board and                                 (Class Two)
   Director of Clemente Strategic Value Fund,
   Inc., Cornerstone Strategic Return Fund,
   Inc. and The Portugal Fund, Inc. Formerly,
   Vice President and Secretary of DDA.

--------------------------------------------------------------------------------

* "Interested person", as defined in the Act, of the Fund because of an affiliation with Alliance.

**    ACMC is the sole general partner of Alliance.

+     If elected at the Meeting.

                                                                                                Number of shares of
    Name, age, positions and                                                                   the Fund beneficially
offices with the Fund, principal                     Year first                                  owned directly or
occupations during the past five                      became a         Year term as a             indirectly as of
 years and other Directorships                        Director       Director will expire         February 5, 2001
--------------------------------                     ----------      --------------------      ---------------------
*  John D. Carifa, Director, 55. President,             1991                 2002                       1,118
   Chief Operating Officer and Director                                  (Class Three)
   of ACMC.

   William A. Clark, Director, 55. Investment           1999                 2001                         300
   Consultant; Principal, DDA; formerly a                                (Class Two)
   Director of Clemente Strategic Value Fund,
   Inc., The Portugal Fund, Inc. and Cornerstone
   Strategic Return Fund, Inc. Formerly,
   Principal of Research for DDA.

***William H.M. de Gelsey, Director, 79.                1991                2003+                       1,005
   Senior Advisor to the Managing Board of                               (Class One)
   CA IB Investmentbank AG since 1997;
   Senior Advisor to the Managing Board of
   Creditanstalt AG, Vienna from 1988 to 1997;
   prior thereto, Deputy Chairman of Orion
   Royal Bank Ltd., London; and currently
   Director of Okura Ltd., Grand Cayman,
   Provence Europe, Paris, Gedeon Richter
   Chemical Works Ltd., Budapest, Royal Tokaji
   Boraszati Kft, Mad and CA Management
   Company Ltd.

++ Thomas G. Lachs, Director, 62.                       1999                 2002                          -0-
   Independent consultant; Executive Director                            (Class Three)
   of Oesterreichische Nationalbank from
   1982 until 1997.

--------------------------------------------------------------------------------

* "Interested person", as defined in the Act, of the Fund because of an affiliation with Alliance.

+     If elected at the Meeting.

++    Member of the Audit Committee and the Nominating Committee.

*** "Interested person", as defined in the Act, of the Fund because of an affiliation with the Fund's Sub-Adviser.

                                                                                                Number of shares of
    Name, age, positions and                                                                   the Fund beneficially
offices with the Fund, principal                     Year first                                  owned directly or
occupations during the past five                      became a         Year term as a             indirectly as of
 years and other Directorships                        Director       Director will expire         February 5, 2001
--------------------------------                     ----------      --------------------      ---------------------
++ Dipl. Ing. Dr. Hellmut Longin, Director,             1989                2003+                       1,000
   66. Honorary Chairman of the Board of                                 (Class One)
   Radox-Heraklith Industriebeteiligungs A.G.;
   Chairman, Federation of Mining and Steel
   Producing Industry of Austria; Chairman of
   the Board of Directors of Mining University
   of Loeben; Vice-Chairman of the Boards of
   Umdasch AG, Zumtobel Holding AG and
   Zumtobel AG; Vice President of Federation
   of Austrian Industry; and member of the
   Boards of Federation of Austrian Industry
   Eisenhutte Osterreich, Auricon Beteiligungs
   AG and Bank Gutmann AG.

++ Dipl. Ing. Peter Mitterbauer, Director, 58.          1989                 2001                       1,080
   Chairman of the Executive Board of Miba                               (Class Two)
   A.G.; Chairman of the Supervisory Boards of
   Miba Gleitlager A.G. and Miba Sintermetall
   A.G.; and Member of the Supervisory Boards
   of Strabag Osterreich A.G., Teufelberger
   Holding A.G., Bank fur Oberosterreich and
   Salzburg, SCA Laakitchen AG and
   EA-Generali AG.

++ Peter Nowak, Director, 55. Managing                  1990                2003+                       1,000
   Director of CDI-Beteiligungsberatung                                  (Class One)
   GmbH; member of the Boards of Roth
   Beteilingungs AG, Adolf Darbo AG and
   The Romanian Investment Fund; formerly
   Director of Erste Bank AG, Investment
   Bank Austria AG and GiroCredit Bank AG.

   Ronald G. Olin, Director, 55. Chairman               1999                 2001                           1
   and Chief Executive Officer of DDA;                                   (Class Two)
   Chief Executive Officer and General
   Partner of Ron Olin Investment
   Management Co.

--------------------------------------------------------------------------------

+     If elected at the Meeting.

++    Member of the Audit Committee and the Nominating Committee.

                                                                                                Number of shares of
    Name, age, positions and                                                                   the Fund beneficially
offices with the Fund, principal                     Year first                                  owned directly or
occupations during the past five                      became a         Year term as a             indirectly as of
 years and other Directorships                        Director       Director will expire         February 5, 2001
--------------------------------                     ----------      --------------------      ---------------------
++ Mag. Reinhard Ortner, Director, 51.                  1992                2003+                          500
   Member of the Management Board                                        (Class One)
   of Erste Bank AG; Chairman of the
   Supervisory Boards of Amanda
   Industriebeteiligungen GesmbH and
   Vereinigte Pensionskasse AG; and
   member of the Supervisory Boards of
   Generali Holding AG, Leasfinanz AG,
   Oesterreichische Kontrollbank AG and
   Oesterreichische Lotterlen GesmbH.

++ Andras Simor, Director, 46. Chairman                 1998                 2002                           -0-
   of the Budapest Stock Exchange; and                                   (Class Three)
   Director of The Romanian Investment
   Fund and Central European Telecom
   Investments; previously, Chairman of the
   Managing Board of CA-IB Investment
   Bank AG (Vienna) during 1997 and 1998;
   and prior thereto, Chief Executive Officer
   of Creditanstalt Securities Ltd. (Budapest)
   since 1989.

*  Dr. Reba W. Williams, Director, 64.                  1991                 2002                       26,500
   Director of ACMC; Director of Special                                 (Class Three)
   Projects of ACMC; art historian and writer;
   formerly Vice President and security analyst
   for Mitchell Hutchins, Inc. and an analyst
   for McKinsey & Company, Inc.

   Dr. Stefan K. Zapotocky, Director, 48.               1999                 2002                           -0-
   Director of Weiner Borse AG. Formerly,                                (Class Three)
   Senior General Manager of Bank Austria
   Aktiengesellschaft.


      During the fiscal year ended August 31, 2000, the Board of Directors met nine times, the Audit Committee met twice for the purposes described below in Proposal Two, and the Nominating Committee met once. Both the Audit Committee and the Nominating Committee are standing committees of the Board. John D. Carifa, Dr. Reba W. Williams and Dr. Stefan Zapotocky attended fewer than 75% of the meetings of the Fund's Board of Directors. Andras Simor attended fewer than 75% of the meetings of the Fund's Board of Directors and the committees on which he serves. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors and is responsible for determining whether all candidates for election as Directors, whether duly submitted


--------------------------------------------------------------------------------

* "Interested person", as defined in the Act, of the Fund because of an affiliation with Alliance.

+     If elected at the Meeting.

++    Member of the Audit Committee and the Nominating Committee.

by the Board or by a stockholder, satisfy the qualifications prescribed by the Fund's Amended and Restated Bylaws which all candidates must meet. While the Nominating Committee determines whether a stockholder-nominated candidate as a Director satisfies the qualifications prescribed by the Fund's Amended and Restated Bylaws, the Nominating Committee does not consider for nomination candidates recommended by stockholders. The Fund does not have a Compensation Committee.


      In accordance with the listing standards of the New York Stock Exchange ("NYSE"), the members of the Audit Committee are independent as defined in
Section 303.01(B)(2)(a) and (3) of the NYSE's listing standards.


      The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended August 31, 2000, the aggregate compensation paid to each of the Directors during the fiscal year 2000 by all of the investment companies to which Alliance provides advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                                                    Total Number
                                                               Total                  Total Number                of Investment
                                   Aggregate           Compensation from the         of Funds in the            Portfolios within
                                 Compensation         Alliance Fund Complex,     Alliance Fund Complex,      Alliance Fund Complex,
                                 from the Fund          Including the Fund,      Including the Fund, as      Including the Fund, as
    Name of Director        During the Fiscal Year    During the Fiscal Year    to which the Director is    to which the Director is
       of the Fund          Ended August 31, 2000     Ended August 31, 2000      a Director or Trustee       a Director or Trustee
-------------------------   ----------------------    ----------------------    ------------------------    ------------------------
Dave H. Williams.........             $0                        $0                          6                          15
Gary A. Bentz............           $9,500                    $9,500                        1                           1
Ralph W. Bradshaw........           $9,000                    $9,000                        1                           1
John D. Carifa...........             $0                        $0                         50                          116
William A. Clark.........           $9,500                    $9,500                        1                           1
William H.M.
  de Gelsey..............           $9,250                    $9,250                        1                           1
Thomas G. Lachs..........           $10,000                   $10,000                       1                           1
Dipl. Ing. Dr. Hellmut
  Longin.................           $10,000                   $10,000                       1                           1
Dipl. Ing. Peter
  Mitterbauer............           $8,500                    $8,500                        1                           1
Peter Nowak..............           $9,500                    $9,500                        1                           1
Ronald G. Olin...........           $8,500                    $8,500                        1                           1
Mag. Reinhard Ortner.....           $9,500                    $9,500                        1                           1
Andras Simor.............           $7,000                    $7,000                        1                           1
Dr. Reba W. Williams.....             $0                        $0                          3                           3
Dr. Stefan K.
  Zapotocky..............           $3,500                    $3,500                        1                           1


      As of the Record Date, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

      The Board of Directors recommends that the stockholders vote FOR the election of each of the foregoing nominees to serve as a Director of the Fund.

                                  PROPOSAL TWO

                            RATIFICATION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

      The Board of Directors recommends that the stockholders of the Fund ratify the selection of Pricewaterhouse Coopers LLP, independent accountants ("Pricewaterhouse"), to audit the accounts of the Fund for the fiscal year ending August 31, 2001. The selection of Pricewaterhouse was approved by the vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Disinterested Directors, at a meeting held on November 3, 2000. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection.

      Pricewaterhouse (or its predecessor) has audited the accounts of the Fund since the Fund's commencement of operations, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. A representative of Pricewaterhouse is expected to attend the Meeting and will have the opportunity to make a statement and respond to appropriate questions from the stockholders.

      The Audit Committee of the Board of Directors will normally meet twice during each full fiscal year with representatives of the independent accountants to discuss and review various matters as contemplated by the Audit Committee Charter attached as Appendix A.

Audit Committee Report


      The Fund's Board of Directors has adopted a written charter for the Fund's Audit Committee. The purposes of the Fund's Audit Committee are set forth in the Fund's Audit Committee Charter, a form of which is included as Appendix A. The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.


      In the performance of its oversight function, the Audit Committee of the Fund has considered and discussed the audited financial statements with management and the independent accountants. The Audit Committee of the Fund has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee of the Fund also considered whether the provision by the Fund's independent accountants of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent accountants' independence. Finally, the Audit Committee of the Fund has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent accountants, the independent accountants' independence.

      The members of the Fund's Audit Committee are not professionally engaged in the practice of accounting and are not experts in the fields of accounting, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audits of the Fund's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with gen erally accepted accounting principles or that the Fund's accountants are in fact "independent".

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee of the Fund referred to above and in the Audit Committee Charter, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's annual report to stockholders for the most recent fiscal period.

Submitted by the Audit Committee of the Board of Directors

            Thomas G. Lachs                     Peter Nowak
            Dipl. Ing. Dr. Hellmut Longin       Mag. Reinhard Ortner
            Dipl. Ing. Peter Mitterbauer        Andras Simor

Independent Accountants' Fees

      The following table sets forth the aggregate fees billed by the independent accountants for the Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders; (ii) financial information systems design and implementation services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund; and (iii) all other services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund.

                          Financial Information
                           Systems Design and
       Audit Fees         Implementation Fees*       All Other Fees*
       ----------         --------------------       ---------------
         $60,000                   N/A                 $1,425,333

----------
* Substantially all of the fees reflected are comprised of amounts billed to the Adviser and its affiliates.

      Your Board of Directors recommends that the stockholders vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund.

                                 PROPOSAL THREE

                   APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT
                              WITH THE SUB-ADVISER

Background


      The Sub-Adviser, an Austrian advisory firm, has served as sub-adviser to the Fund with respect to the Fund's investments in Austrian securities since March 1995, when it succeeded GiroCredit Research Anlageberatund und Kapitalmarktforschung Ges. m.b.H. ("GiroCredit Research") as sub-adviser as a result of a reorganization of GiroCredit Research's parent. The Sub-Adviser is a wholly-owned subsidiary of CAIB Investmentbank Aktiengesellschaft ("CAIB"), which specializes in research, trading activities, mergers and acquisitions, underwriting initial public offerings and asset management. CAIB is a joint stock company existing under the laws of Austria, 100% of whose shares are held by Bank Austria Aktiengesellschaft ("Bank Austria"). As described in more detail below, in November 2000 Bank Austria was reorganized in anticipation of its combination with Bayerische Hypo- und Vereinsbank AG
("HypoVereinsbank"), which was completed on December 8, 2000 (the
"Combination").

      The Combination was effected in several stages. First, Bank Austria contributed substantially all of its assets and liabilities to Sparkasse Stockerau Aktiengesellschaft ("SPK"), a savings bank organized under the laws of the Republic of Austria that was an existing subsidiary of Bank Austria. SPK succeeded to substantially all of the global assets and liabilities of Bank Austria, Bank Austria became a holding company and changed its name to "BA Holding AG" and SPK changed its name to "Bank Austria Aktiengesellschaft". BA Holding AG contributed its entire interest in SPK to HypoVereinsbank and received in exchange approximately 22% of the shares of HypoVereinsbank. Finally, BA Holding AG merged with and into SPK, with SPK as the surviving entity in the merger, resulting in the ownership by BA Holding AG's shareholders of pro-rata shares of the approximately 22% of HypoVereinsbank acquired by SPK.

      HypoVereinsbank is a bank organized under the laws of the Federal Republic of Germany, with its principal office in Munich. HypoVereinsbank is the second largest banking group in Germany and the tenth largest banking group in the world. With core competencies in real estate financing, asset management, structured finance and European capital and money markets, HypoVereinsbank provides a broad range of banking, financial and related services to its private and corporate customers. As of June 30, 2000, HypoVereinsbank had total assets of approximately E539.9 billion (U.S. $515.3 billion) and core capital of approximately E14.9 billion (U.S. $14.2 billion). The Combination was designed to maximize the strengths of Bank Austria and HypoVereinsbank in Central and Eastern Europe as well as other regions.



      The sub-advisory agreement in effect immediately prior to the time of the Combination (the "Prior Sub-Advisory Agreement") was initially approved by the stockholders at the Annual Meeting of Stockholders held on March 8, 1995, and its continuance was most recently approved by the Fund's Board of Directors for the period ending December 31, 2001, at a Special Meeting of the Board on November 29, 2000. As required by the Act, the Prior Sub-Advisory Agreement contained a provision for its automatic termination upon its "assignment." Under the Act a management agreement, including a sub-advisory agreement such as that between the Fund and the Sub-Adviser, terminates automatically in the event of its "assignment". Under the Act such an assignment is deemed to occur as the result of transactions, typically in the nature of mergers and acquisitions, that in fact entail an "actual change in control or management" of the contracting investment manager.



      The Combination resulted in an assignment and consequent termination of the Prior Sub-Advisory Agreement under the Act as of December 8, 2000.
In order to ensure that a fund is not left without contractual advisory services after the automatic termination of an advisory agreement but before the fund's stockholders can approve the new agreement, Rule 15a-4 under the Act allows a fund's board of directors to approve and put into place without stockholders' approval an interim advisory agreement, subject to certain conditions, for a maximum of 150 days. Alliance advised the Board of Directors that it believed that it was desirable that the Fund continue to receive the benefit of the sub-advisory services provided by the Sub-Adviser. Accordingly, Alliance recommended that the Board of Directors approve (i) an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") in accordance with Rule 15a-4 under the Act and (ii) the New Sub-Advisory Agreement, both of which are described below.


Board Approval of Interim Sub-Advisory Agreement and New Sub-Advisory Agreement


      The Board of Directors considered both the Interim Sub-Advisory Agreement and the new Sub-Advisory Agreement at its Special Meeting on November 29, 2000. In making its recommendation to the Board, Alliance noted that Bank Austria and its U.S. counsel indicated to Alliance that it was not then contemplated that there will be a restructuring of the Sub-Adviser itself in connection with the Combination. In addition, Bank Austria's U.S. counsel confirmed that the same personnel will be responsible for providing sub-advisory services to the Fund following the Combination as were providing sub-advisory services under the Prior Sub-Advisory Agreement. In this regard, Alliance advised the Board of Directors that in its daily contacts with the Sub-Adviser's personnel, Alliance has encountered no change in the nature or quality of the Sub-Adviser's services nor any expectation on the part of the Sub-Adviser's personnel that there will be any changes.

      Alliance advised the Board of Directors that its current assessment was that, for the foreseeable future, the Combination would cause no change in the level or quality of the services provided to the Fund under the Prior Sub-Advisory Agreement, nor any diminution in the Sub-Adviser's capacity to provide those services. In the event that Alliance's assessment in this regard was to change, Alliance indicated that it would promptly report that development to the Board of Directors and make any appropriate recommendations responsive to the changed circumstances.

      Alliance recommended that the Board of Directors approve the Interim Sub-Advisory Agreement in order to ensure continuity in the provision of sub-advisory services to the Fund. In contemplation of the Combination, the Board of Directors, including a majority of the Disinterested
Directors, considered and approved, consistent with Alliance's recommendation, the Interim Sub-Advisory Agreement. In approving the Interim Sub-Advisory Agreement, the Board concluded that the Interim Sub-Advisory Agreement was in the best interests of the Fund and its stockholders because it would allow the Fund to receive contractual investment management services after the automatic termination of the Prior Sub-Advisory Agreement during the period before the Fund's stockholders could consider and approve the New Sub-

Advisory Agreement. The Board of Directors also determined that the scope and quality of services to be provided to the Fund under the Interim Sub-Advisory Agreement would be equivalent to the scope and quality of services provided under the Prior Sub-Advisory Agreement.

      At the November 29, 2000 Meeting, the Board of Directors of the Fund also concluded that entry into the New Sub-Advisory Agreement would be in the best interests of the Fund and its stockholders. The Board of Directors of the Fund approved the New Sub-Advisory Agreement and recommended it for approval by the stockholders of the Fund at the Meeting, with the New Sub-Advisory Agreement to take effect upon the date of stockholder approval.

      The Fund's stockholders must approve the New Sub-Advisory Agreement for it to become effective. This requires the affirmative vote of "a majority of the outstanding voting securities" as defined in the Act, which means the lesser of
(i) 67% or more of the voting securities of the Fund present or represented at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. If the New Sub-Advisory Agreement is not approved by the stockholders of the Fund, the Board of Directors of the Fund would consider what action to take, if any, to provide the Fund with sub-advisory services of the type currently provided by the Sub-Adviser.

      In determining to recommend that the Fund's stockholders approve the New Sub-Advisory Agreement, the Board of Directors took into account that, except for the dates of execution, effectiveness and termination, there are no differences between the terms and conditions of the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement, including the terms relating to the services to be provided thereunder by the Sub-Adviser and the fees and expenses payable by the Fund. The Board of Directors reviewed the materials provided by the Adviser and considered, among other things, the following: (1) the performance of the Fund, (2) the level of the sub-advisory fees, which in the aggregate with the advisory fee, are within the range of fees charged to other comparable closed-end equity funds investing in the securities of a particular country or geographic region, (3) the nature and quality of services provided by the Sub-Adviser, (4) the Fund's aggregate expense ratio, which is in the range of expense ratios of other comparable closed-end single country funds, and (5) the profitability of the Fund to the Sub-Adviser.

      In the course of their deliberations regarding the New Sub-Advisory Agreement, the Disinterested Directors consulted separately with their independent counsel.

      On the basis of its review of the information and factors discussed above, the Board of Directors of the Fund, including a majority of the Disinterested Directors, concluded that it is in the best interests of the Fund and its stockholders to approve the New Sub-Advisory Agreement, thereby enabling the Fund to continue to receive sub-advisory services from the Sub-Adviser and, accordingly, to continue to receive the benefit of such services. The Board of Directors determined to recommend the New Sub-Advisory Agreement to stockholders for their approval.

Description of the Interim Sub-Advisory Agreement

      The Interim Sub-Advisory Agreement has the same terms and conditions, including the sub-advisory fee of .20% of the Fund's average weekly net assets, as the Prior Sub-Advisory Agreement, except for the dates of execution, effectiveness and termination and the additional provisions pursuant to Rule 15a-4 under the Act noted in this paragraph. The Fund's Board of Directors or a majority of the Fund's outstanding voting securities may terminate the Interim Sub-Advisory Agreement at any time, without the payment of any penalty upon ten calendar days' written notice to the Sub-Adviser. In addition, the Interim Sub-Advisory Agreement provides that the compensation earned by the Sub-Adviser will be held in an interest-bearing escrow account to be paid to the Sub-Adviser only if the Fund's stockholders approve the New Sub-Advisory Agreement. The Interim Sub-Advisory Agreement also provides that if the Fund's stockholders do not approve the New Sub-Advisory Agreement, the Sub-Adviser will be entitled to the portion of the compensation earned under the Interim Sub-Advisory Agreement that equals the lesser of: (i) its costs incurred in providing services under the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned therein). The Interim Sub-Advisory Agreement will remain in effect until the Fund's stockholders have approved the New Sub-Advisory Agreement, but in no event after May 7, 2001 which is 150 days following the date on which the Prior Sub-Advisory Agreement was terminated by reason of its assignment.

Comparison of the Prior Sub-Advisory Agreement and the New Sub-Advisory
Agreement

      The only differences between the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement (collectively, the "Agreements") are their dates of the execution, effectiveness and termination. A copy of the New Sub-Advisory Agreement (which reflects these differences) is attached hereto as Exhibit B. If the New Sub-Advisory Agreement is approved by the Fund's stockholders, it will be dated and will take effect upon stockholder approval of the Agreement. The New Sub-Advisory Agreement will continue in effect until December 31, 2002 and thereafter for successive twelve-month periods if approved at least annually (i) by the Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of the majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval.

      The Agreements provide that they will remain in effect for successive twelve-month periods (computed from each January 1), provided that such continuance is specifically approved at least annually (i) by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund and, in either case, (ii) by vote of a majority of the Directors who are not "interested persons" of the Fund, the Sub-Adviser or Alliance, within the meaning of the Act, cast in person at a meeting called for the purpose of voting on such approval.

      Each Agreement provides that the Sub-Adviser, subject to the supervision of Alliance, provides investment advice and research to the Fund and Alliance with respect to investments in Austrian securities on a continuing basis. The Sub-Adviser does not have any investment discretion. The Sub-Adviser renders its services on its own initiative and in response to the inquires and requests of Alliance. Representatives of the Sub-Adviser report directly to representatives of Alliance on both a formal and informal basis. For its services under the Agreements, the Fund pays the Sub-Adviser a fee, calculated and paid monthly, at an annualized rate of .20% of 1% of the Fund's average weekly net assets. The fees payable by the Fund to the Sub-Adviser are based on all of the Fund's assets, not just those invested in Austrian securities. The Sub-Adviser will bear all of its expenses in connection with the performance of its services under the Agreements. For the Fund's fiscal year ended August 31, 2000, the fees paid under the Prior Sub-Advisory Agreement amounted to $217,321.

      Each Agreement provides that it is terminable at any time, without penalty, on 60 days' written notice to the Sub-Adviser, or by vote of a majority of the Fund's outstanding securities, or by vote of a majority of the Fund's Board of Directors or by Alliance, or by the Sub-Adviser, on 60 days' written notice to Alliance and the Fund, and that it automatically terminates in the event of its assignment. Under each Agreement in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or of reckless disregard of its obligations and duties thereunder, the Sub-Adviser is not liable for any action or failure to act in accordance with its duties thereunder.

      Subject to best execution, the Fund has placed or may place orders for portfolio transactions with banks and brokers that supply research, market and statistical information ("research" as defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and the Sub-Adviser. The research has been or may be used by the Sub-Adviser in advising other clients, and the Fund's negotiated commissions paid to brokers and banks supplying research may not represent the lowest obtainable commission rates. During the Fund's fiscal year ended August 31, 2000, the Fund paid brokerage commissions to Creditanstalt Investment Bank Vienna, an affiliate of the Sub-Adviser amounting to $8,291 which represented 6.58% of the Fund's aggregate brokerage commission for such period.

The Sub-Adviser


      The Sub-Adviser was established on March 4, 1994 as a company with limited liability under Austrian law and has its principal office at Nibelungenasse
15, A-1010, Vienna, Austria. The Sub-Adviser has a board of directors that operates independently of influence from Bank Austria, and HypoVereinsbank and is autonomous in making its investment decisions and in rendering investment advice to its clients, but has access to the extensive research and other resources of Bank Austria. The Sub-Adviser is an investment adviser registered under the Investment Advisers Act of 1940. The managing directors of the Sub-Adviser are Mr. Lukas Stipkovich and Mr. Alfred Reisenberger, both with a business address at Nibelungenasse 15, A-1010, Vienna, Austria.

      The Sub-Adviser's personnel do not discuss their investment advice for the Fund with personnel of CAIB, Bank Austria or HypoVereinsbank who are managing the investment portfolios of CAIB, Bank Austria or HypoVereinsbank.

Bank Austria, HypoVereinsbank and their affiliates may have deposit, loan and other commercial banking relationships with issuers of securities purchased by the Fund. The Fund does not purchase securities in any primary public offering where, to the knowledge of the Sub-Adviser, the proceeds will be used to retire indebtedness to Bank Austria, HypoVereinsbank or their affiliates. The Fund, Bank Austria, HypoVereinsbank and their affiliates do not act jointly to cause the Fund to make investments that are designed to benefit other commercial interests of Bank Austria, HypoVereinsbank or their affiliates. The Sub-Adviser has advised the Fund that in rendering its investment advice, the investment personnel at the Sub-Adviser do not obtain or use material inside information in the possession of Bank Austria, HypoVereinsbank or their affiliates and that its personnel do not disclose to Bank Austria, HypoVereinsbank or their affiliates any material inside information in their possession.


      Your Board of Directors of the Fund recommends that the stockholders vote FOR the approval of Proposal Three.

                                  PROPOSAL FOUR

        APPROVAL OF A PROPOSAL FORTHE REPEAL OF A PROVISION OF THE FUND'S
           BYLAWS PRESCRIBING QUALIFICATIONS FOR NOMINEES AS DIRECTORS

      Pursuant to a settlement of a putative class action brought against the Fund and certain of its Directors entitled Steiner v. Williams, et al., 99 Civ. 10186 (S.D.N.Y.), the Fund agreed to include in this Proxy Statement the following proposal with respect to paragraph (c) of Section 1 of Article III of the Fund's Bylaws, the text of which is set forth in Appendix C (the "Bylaw Provision"), which requires that nominees for election as Directors possess substantial contacts with Austria in order to qualify as Disinterested Directors of the Fund:

      That the stockholders recommend to the Board of Directors that paragraph
      (c) of Section 1 of Article III of the Bylaws of the Fund be repealed.


      In furtherance of the settlement, the Board of Directors has resolved (i) to repeal the foregoing paragraph of the Bylaws forthwith if the proposal receives the affirmative vote of holders of a majority of the Fund's shares outstanding on the Record Date, and (ii) in the event that the proposal receives such vote, not to adopt the same or a materially similar Bylaw within three years of the date of the stockholder vote. As of the date of this Proxy Statement, a notice of settlement has been issued, and the settlement is subject to final court approval. Proposal Four will be presented to the stockholders at the Meeting unless the settlement is not approved by the court.


Plaintiff's Statement in Support of the Resolution

      The plaintiff in Steiner v. Williams, et al., 99 Civ. 10186 (S.D.N.Y.) urges his fellow shareholders to vote in favor of the resolution repealing the Bylaw for the following reasons:

            1. Requiring independent directors to possess substantial contacts with Austria will not provide any benefit to the Fund in the form of improved investment performance or otherwise. The task of the board of directors is not to make investment decisions, but to assess independently the performance and actions of the adviser. Independence, judgment, and diligence, not relationships with Austria, should be the measure of a good independent director. If management believed the Bylaw would enhance the Fund's performance, management should have negotiated a reduction in the compensation payable to the investment adviser which heretofore has been solely responsible for the Fund's investments.

            2. The Bylaw is manifestly harmful to the Fund's shareholders because, as a practical matter, it will prevent shareholders from presenting any slate of directors to challenge the existing board. Shareholders could not nominate such qualified investors as Arthur Levitt, for he would not have the requisite Austrian connection. We, the shareholders should vote to repeal the Bylaw and preserve our right to challenge the board of directors. The Fund has operated for its entire history without this Bylaw--it can continue to do so without it.

Opposing Statement of Your Board of Directors

      The substantive qualifications prescribed by the Bylaw Provision are intended to ensure that the Board of Directors will consist of persons qualified to perform the full range of duties and responsibilities of a Director of the Fund, as required by Federal and Maryland law. In the opinion of the Board, a Board of Directors so comprised is best able to further the Fund's investment objective and to act in the best interests of the Fund.

      The Bylaw Provision codifies the historical practice of the Nominating Committee in its selection of candidates for election to the Board as Disinterested Directors, which has been to seek individuals with close connections with Austria, expertise regarding Austria and distinguished Austrian backgrounds. There is a large pool of individuals from which qualified nominees can be selected. The criteria are not overly restrictive or discriminatory as the same criteria apply to all candidates regardless of whether they are recommended by any stockholder, or by a Director, or by the Adviser. The Bylaw Provision does not bear on the right of stockholders to recommend qualified candidates.

      For the foregoing reasons, your Board of Directors recommends that the stockholders vote AGAINST this Proposal Four.

           INFORMATION AS TO THE FUND'S PRINCIPAL OFFICERS, INVESTMENT
              ADVISER AND ADMINISTRATOR, AND THE FUND'S SUB-ADVISER

      The principal officers of the Fund and their principal occupations during the past five years are set forth below. Each of the officers listed below also serves as an officer of one or more of the other registered investment companies sponsored by Alliance.

      Dave H. Williams, Chairman (see page 3 for biographical information).

      Norman S. Bergel, Vice President, 50, a Senior Vice President of ACMC since prior to 1996; Director and a Senior Vice President of Alliance Capital Limited ("ACL") since prior to 1996.

      Mark H. Breedon, Vice President, 47, a Vice President of ACMC since prior to 1994; Director and a Senior Vice President of ACL since prior to 1996.

      Russell Brody, Vice President, 34, a Vice President and Head Trader of the London Desk of ACL, with which he has been associated since July 1997; prior thereto, he was Head of European Equity Dealing with Lombard Odier Cie, London office, since prior to 1996.


      Mark D. Gersten, Treasurer and Chief Financial Officer, 50, a Senior Vice President of Alliance Global Investor Services, Inc. ("AGIS"), with which he has been associated since prior to 1996.

      Edmund P. Bergan, Jr., Secretary, 50, a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and AGIS, with which he has been associated since prior to 1996.

      Vincent S. Noto, Controller, 36, an Assistant Vice President of AGIS, with which he has been associated prior to 1996.


      The address of Messrs. Williams and Bergan is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Messrs. Bergel, Breedon and Brody is c/o Alliance Capital Management International, 53 Stratton Street, London, W1X 6JJ. The address of Messrs. Gersten and Noto is c/o Alliance Fund Distributors, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094.


      The investment adviser and administrator for the Fund is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The Fund's sub-adviser is BAI Fondsberatung Ges .m.b.H., with principal offices at Nibelungenasse 15, A1010, Vienna, Austria.


Section 16(a) Beneficial Ownership Reporting Compliance

      Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of the Fund and the Directors of ACMC, among others, file with the Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Fund. For the fiscal year ended August 31, 2000, all such reports were timely filed.

                                  OTHER MATTERS

      Management of the Fund does not know of any matters proposed to be presented at the Meeting other than those mentioned in this Proxy Statement. Therefore, the only other matters that may properly come before the Meeting in accordance with the Bylaws are those presented by or at the direction of the Board of Directors. If any such matter were properly to come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons holding the proxies.

      According to information filed with the Commission, as of August 31, 2000, the following person was the beneficial owner of more than 5% of the Fund's common stock.

Name and Address                   Amount of Beneficial      Percent of Common Stock
of Beneficial Owner                      Ownership         Based on Shares Outstanding
-------------------                --------------------    ---------------------------
Bank Austria Aktiengesellschaft
Vordere Zollamtsstrasse 13
A-1030 Vienna, Austria               2,518,500 shares                37.3

                      SUBMISSION OF PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

      Proposals of stockholders intended for inclusion in the Fund's proxy statement and form of proxy relating to the Annual Meeting of Stockholders of the Fund for 2001 (the "2001 Annual Meeting") must be received within a reasonable time before the Fund begins to print and mail the proxy materials for the meeting. The Fund will make a public announcement, through the issuance of a press release, of the date of the 2001 Annual Meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with the Fund's Amended and Restated Bylaws.


      In accordance with the Fund's Amended and Restated Bylaws for a stockholder nomination or proposal to be considered at the 2001 Annual Meeting, the nomination or proposal must be delivered by a holder of record to the Fund's Secretary not earlier than the close of business on the 120th day prior to the 2001 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2001 Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of the 2001 Annual Meeting is first made by the Fund. The persons named as proxies for the 2001 Annual Meeting will with respect to proxies in effect at that meeting have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter within a reasonable time before the Fund begins to print and mail the proxy materials for the meeting. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.


                             REPORTS TO STOCKHOLDERS


      The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Global Investor Services, Inc. at (800) 227-4618 or contact Christina A. Santiago at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York,
New York 10105.

                                        By Order of the Board of Directors,


                                        Edmund P. Bergan, Jr.
                                        Secretary



March 5, 2001
New York, New York

                       This Page Intentionally Left Blank

                                                                      Appendix A

                             AUDIT COMMITTEE CHARTER

                                       For
             Registered Investment Companies in the Alliance Complex

I.    Composition of the Audit Committee:

      The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Company or any investment adviser, sub-adviser, administrator, sub-administrator, custodian, principal underwriter or transfer agent that may interfere with the exercise of his or her independence from management and the Company and, with respect to his or her relationship to the Company, may otherwise satisfy any applicable membership requirements of stock exchange or Nasdaq rules, as such requirements are interpreted by the Board of Directors in its business judgment.*

II.   Purpose of the Audit Committee:

      The purposes of the Audit Committee are to assist the Board of Directors:

      1. in its oversight of the Company's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company;

      2. in its oversight of the Company's financial statements and the independent audit thereof;

      3. in selecting (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the independent accountants; and

      4.    in evaluating the independence of the independent accountants.

      The function of the Audit Committee is oversight. The management of the Company, including contractually obligated service providers, are responsible for the preparation, presentation and integrity of the Company's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and related controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out a proper audit. In fulfilling their responsibilities hereunder, it is recognized that the members of the Audit Committee are not full-time employees of the Company, and the members of the Audit Committee are neither acting as, nor do they represent themselves to be acting as, accountants, auditors or experts in the fields of accounting or auditing. As such, in fulfilling their oversight duties under this Charter, it is neither the duty nor the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that provide information to the Audit Committee

--------------------------------------------------------------------------------

* The New York Stock Exchange's rules require that the Audit Committee members have no relationship with the Company that may interfere with their independence. More specifically, the standards restrict the eligibility of people with certain relationships from membership on the Audit Committee. Notably, a director who is an employee, including an executive officer, of the Company or any of its affiliates may not serve on the Audit Committee until three years after termination of the employment, and a director who is a partner, controlling shareholder, or executive officer of an entity that has a business relationship with the Company may not serve on the Audit Committee unless the Board of Directors of the Company determines that such relationship will not interfere with the director's independence.

      The New York Stock Exchange rules also require that (i) each Audit Committee member be financially literate and (ii) at least one member of the Audit Committee have accounting or related financial management expertise. Each of these qualifi ca tions is subject to the interpretation of the Company's Board of Directors in its business judgment. The Company is required to regularly provide certifications to the New York Stock Exchange regarding its compliance with the Audit Committee rules.

      The SEC's proxy rules require closed-end investment companies listed on the NYSE or AMEX, or quoted on Nasdaq, to disclose in their proxy statements relating to the election of directors whether the committee members are independent under the applicable stock exchange or Nasdaq rules, and, if not independent, the nature of the relationship and the reasons the board appointed the non-independent director.

      and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

      The independent accountants for the Company are ultimately accountable to the Board of Directors and the Audit Committee. The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

      The Audit Committee shall also be responsible for ensuring that the independent accountants submit to the Company annually a formal written statement delineating all relationships between the independent accountants and the Company ("Statement as to Independence"), addressing at least the matters set forth in Independence Standards Board Standard No. 1. The Statement as to Independence shall also identify any audit, tax or consulting services to the Company's investment adviser, sub-adviser, administrator, sub-administrator, custodian, principal underwriter or transfer agent or other service providers, and such other investment companies advised by the Company's investment adviser, as the Audit Committee may specify.

III.  Meetings of the Audit Committee:

      The Audit Committee shall meet as often as may be required to consider the matters set forth in Article IV. In addition, the Audit Committee should meet separately at least annually with management and the independent accountants to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or of any service provider, outside counsel to the Company or to the independent directors, or representatives of the Company's independent accountants to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV.   Duties and Powers of the Audit Committee:

      To carry out its purposes, the Audit Committee shall have the following responsibilities and powers:

      1.    with respect to the independent accountants,

            (i) to provide advice to the Board of Directors in selecting, evaluating or replacing the independent accountants;

            (ii) to review the fees charged by the independent accountants for the performance of audit and non-audit services to the Company;

            (iii) to ensure that the independent accountants prepare and deliver annually a Statement as to Independence (it being understood that the independent accountants are responsible for the accuracy and completeness of this Statement), to discuss with the independent accountants any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's independent accountants and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the independent accountants' independence; and

            (iv) to instruct the independent accountants that the independent accountants are ultimately accountable to the Board of Directors and Audit Committee;

      2. with respect to financial reporting principles and policies and related controls and procedures,

            (i) to advise management and the independent accountants that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

            (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the independent accountants required by generally accepted auditing standards, as they may be modified or supplemented, including reports and communications related to:

                  o deficiencies noted in the audit in the design or operation of related controls;

                  o     consideration of fraud in a financial statement audit;

                  o     detection of illegal acts;

                  o the independent accountants' responsibility under generally accepted auditing standards;

                  o     significant accounting policies;

                  o     management judgments and accounting estimates;

                  o adjustments recorded and unadjusted differences arising from the audit;

                  o the responsibility of the independent accountants for other information in documents containing audited financial statements;

                  o     disagreements with management;

                  o consultation by management with other independent accountants;

                  o major issues discussed with management prior to retention of the independent accountants;

                  o difficulties encountered with management in performing the audit; and

                  o the independent accountant's judgments about the quality of the Company's accounting principles;

            (iii) to meet with management and/or the independent accountants:

                  o to discuss the scope of the annual audit or any audit or review of interim financial statements;

                  o     to discuss the audited financial statements;

                  o to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the independent accountants, relating to the Company's financial statements;

                  o to review the opinion rendered, or the form of opinion the independent accountants propose to render, to the Board of Directors and shareholders;

                  o to discuss allocations of expenses between the Company and other entities and, if applicable, among different series of the Company and among different classes of shares of the Company;

                  o to discuss the Company's compliance with Subchapter M and, if applicable, Subchapter L*, of the Internal Revenue Code of 1986, as amended;

                  o to discuss the Company's compliance with Rule 2a-7** of the Investment Company Act of 1940, to the extent that such Rule applies to the Company;

                  o to discuss with management and the independent accountants their respective procedures to assess the representativeness of securities prices provided by external pricing services;

                  o to discuss with independent accountants their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which market quotations are not readily available, management's adherence to such procedures and the adequacy of supporting documentation;

                  o to discuss with management and the independent accountants any reports issued by independent accountants regarding the Company's transfer, custody and accounting agents;

                  o to discuss the report of the independent accountants on the Company's system of internal accounting controls required to be filed with the Company's Form N-SAR;

--------------------------------------------------------------------------------

* Subchapter L is relevant only to investment companies that sell their shares to insurance company separate accounts.

**    Rule 2a-7 applies only to money market funds.

                  o to discuss significant changes to the Company's accounting principles, policies, controls, procedures and practices proposed or contemplated by management;

                  o to discuss significant changes to auditing principles and to auditing policies, controls, procedures and practices contemplated by the independent accountants;

                  o to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

            (iv) to discuss with the Company and its legal advisors any significant legal matters that may have a material effect on the financial statements; and

      3.    with respect to reporting, recommendations and other matters,

            (i) to provide advice to the Board of Directors in electing the principal accounting officer of the Company;

            (ii) to provide any report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;***

            (iii) to review this Charter at least annually and recommend any changes to the full Board of Directors; and

            (iv) to report its activities to the full Board of Directors on a regular basis and to make such recom mendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V.    Resources and Authority of the Audit Committee:

      The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent accountants for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

--------------------------------------------------------------------------------

*** Closed-end investment companies must include in their proxy statements relating to the election of directors a signed report of the Audit Committee in which the Audit Committee states whether it has (i) reviewed and discussed the audited financial statements, (ii) discussed the matters to be discussed under SAS 61 and (iii) received from and discussed with the independent accountants their Statement as to Independence. The report must also include a statement as to whether, based on these three items, the Audit Committee recommended to the Board of Directors the inclusion of the audited financial statements in the Company's annual report required by ss.30(e) of the Investment Company Act.

                                                                      Appendix B

                             SUB-ADVISORY AGREEMENT

      AGREEMENT made as of the [  ] of [     ], 2001, by and between The Austria
Fund, Inc. (the "Fund"), a corporation organized under the laws of the State of Maryland, and BAI Fondsberatung Ges.m.b.H., a corporation organized under the laws of the Republic of Austria (the "Sub-Adviser").

                                   WITNESSETH:

      WHEREAS, the Fund has entered into an Investment Management and Administration Agreement (the "Management Agreement") with Alliance Capital Management L.P. (the "Investment Adviser"), a Delaware limited partnership, pursuant to which the Fund has engaged the Investment Adviser to manage the investment and reinvestment of its assets; and

      WHEREAS, as permitted under the Management Agreement, the Investment Adviser desires to utilize the services of the Sub-Adviser as sub-adviser with respect to certain portfolio assets as defined in the Management Agreement; and

      WHEREAS, the Sub-Adviser is willing to perform such services on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

      1. The Sub-Adviser agrees to furnish to the Fund and the Investment Adviser information, investment recommendations, advice and assistance with respect to the Fund's investment in Austrian securities and shall furnish the Fund and the Investment Adviser with such data, analysis and other information regarding particular Austrian securities and issuers and such information on Austrian economic conditions, statistics and forecasts as the Fund or the Investment Adviser shall reasonably require from time to time. The Sub-Adviser's activities under this Agreement will at all times be subject to the supervision of the Investment Adviser. The Investment Adviser will from time to time instruct the Sub-Adviser to render investment advice with respect to all or some of the Fund's assets.

      2. In consideration of the services to be performed by the Sub-Adviser hereunder, the Fund shall pay the Sub-Adviser a fee, calculated and paid monthly, at an annualized rate of .20% of the Fund's average weekly net assets. For purposes of the calculation of such fee, average weekly net assets shall be determined on the basis of the average net assets of the Fund for each weekly period (ending on Friday) ending during the month. The net assets for each weekly period are determined by averaging the net assets on the Friday of such weekly period with the net assets on the Friday of the immediately preceding weekly period. When a Friday is not a business day for the Fund, then the calculation will be based on the Fund's net assets on the business day immediately preceding such Friday. Such fee shall be payable in arrears on the last day of each calendar month for services performed hereunder during such month. For purposes of this Agreement, a business day shall be a day on which stock exchanges in the United States are open for business. If this Agreement becomes effective after the beginning of a month, or this Agreement terminates prior to the end of a month, such fee shall be pro-rated according to the proportion which such portion of the month bears to the full month.

      3. The Sub-Adviser will bear all of its expenses in connection with the performance of its services hereunder and will from time to time at its sole expense employ or associate with itself such persons as it believes to be particularly fitted to assist it in the execution of its duties. The Investment Adviser will be responsible for all expenses which it has agreed to bear pursuant to the Management Agreement.

      4. The Sub-Adviser is, and at all times during the term of this Agreement shall be, duly registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and not prohibited by the Advisers Act or the Investment Company Act of 1940, as amended (the "Investment Company Act") or the rules and regulations under such Acts, from acting as Sub-Adviser for the Fund as contemplated by the Fund's Prospectus and this Agreement. The Sub-Adviser agrees that it will be in full compliance with any provisions of the Investment Company Act and the Advisers Act, applicable to it and its directors, officers or employees, and to interested persons with respect to it.

      5. The Sub-Adviser's services to the Fund and the Investment Adviser are not to be deemed exclusive, and the Sub-Adviser is free to render similar services to others.

      6. Nothing herein shall be construed as constituting the Sub-Adviser an agent of the Investment Adviser or of the Fund or requiring the Sub-Adviser to take or refrain from taking any action that would cause the Sub-Adviser to be in violation of the laws of the Republic of Austria or any other law applicable to the Sub-Adviser in connection with its duties hereunder.

      7. The Sub-Adviser shall be entitled to rely on information reasonably believed by it to be accurate and reliable. The Fund and the Investment Adviser agree that, except as may otherwise be provided by the Investment Company Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Fund or the Investment Adviser to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of its reckless disregard of its obligations and duties hereunder.

      8. This Agreement shall become effective on the date it is approved by the majority vote of holders of the Fund's outstanding securities (as defined in the Investment Company Act), and shall continue in effect until December 31, 2002 and thereafter for successive twelve month periods (computed from each January
1) provided that such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund, the Sub-Adviser or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval and (ii) the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time, without penalty, by the Investment Adviser or by the Fund's Board of Directors or by vote of holders of a majority of the outstanding voting securities of the Fund, upon sixty (60) days written notice delivered or sent by registered mail, postage prepaid, to the Sub-Adviser, at its latest known address or at any other address of which the Sub-Adviser shall have notified the Fund or the Investment Adviser in writing, or by the Sub-Adviser upon sixty (60) days written notice to the Investment Adviser and to the Fund. Any such notice shall be deemed given when received by the addressee.

      9. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto, and this Agreement shall terminate automatically in the event of its assignment. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund, the Sub-Adviser or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such amendment.

      10. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the Investment Company Act. As used herein the terms "interested person", "assignment", and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act.

      IN WITNESS WHEREOF, this Agreement has been entered into the day and year first above written.

                                        THE AUSTRIA FUND, INC.

                                        By______________________________________
                                        Name:
                                        Title:


                                        BAI Fondsberatung Ges.m.b.H.

                                        By______________________________________
                                        Name:
                                        Title:

Agreed to and accepted as of the date first set forth above.

ALLIANCE CAPITAL MANAGEMENT L.P.

By ALLIANCE CAPITAL MANAGEMENT
CORPORATION, its General Partner

By___________________________________
Name:
Title:

                       This Page Intentionally Left Blank

                                                                      Appendix C

                                     Bylaws
                      Article III, Section 1, Paragraph (c)

      Qualification. To qualify as a nominee for a directorship, an individual, at the time of nomination, (i) shall have substantial expertise, experience or relationships relevant to the business of the Corporation and (ii) shall be at least one of the following: (A) a citizen of Austria or an individual for whom Austria has been a primary residence for at least four years preceding the date of nomination as a director; (B) a present or former director of, member of the supervisory board or senior executive officer of, or senior consultant to, (1) at least one company the securities of which, or of an affiliate or successor of which, are listed or traded on a securities exchange located in Austria or (2) a securities exchange located in Austria; (C) a present or former senior official of, or senior adviser to, any ministry, department, agency or instrumentality of the Austrian national government or of a provincial government in Austria; (D) a present or former senior official of a city in Austria with a population of at least 100,000; (E) a present or former member of a national or provincial legislative body in Austria; (F) a present or former senior official of a major political party in Austria; (G) an attorney licensed to practice in Austria whose practice involves to a substantial degree the representation of publicly traded Austrian companies in commercial matters; (H) a former judge of any court in Austria with jurisdiction over commercial or corporate matters; (I) a present or former ambassador or minister of another country to Austria, or consul or economic, financial or commercial attache of another country posted to Austria;
(J) a present or former director or senior executive officer of an investment advisor or sub-advisor of the Corporation, or of any person controlling, or under common control with, an advisor or sub-advisor of the Corporation; or (K) a present officer of the Corporation. The Nominating Committee of the Board of Directors, in its sole discretion, shall determine whether an individual satisfies the foregoing qualifications. Any individual who does not satisfy the qualifications set forth under this subsection (c) shall not be eligible for nomination or election as a director. Directors need not be stockholders.

                             The Austria Fund, Inc.

================================================================================

                           Alliance Capital [LOGO](R)

                        Alliance Capital Management L.P.

================================================================================


NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT
March 5, 2001

TABLE OF CONTENTS                                                           Page
--------------------------------------------------------------------------------
Introduction ...........................................................       1
Proposal One: Election of Directors ....................................       2
Proposal Two: Ratification of Selection of
  Independent Accountants ..............................................       8
Proposal Three: Approval of the New
  Sub-Advisory Agreement with the
  Sub-Adviser ..........................................................       9
Proposal Four: Approval of a Proposal for the
  Repeal of a Provision of the Fund's Bylaws
  Prescribing Qualifications for Nominees
  as Directors .........................................................      13
Information as to the Fund's Principal Officers,
  Investment Adviser and Administrator, and
  the Fund's Sub-Adviser ...............................................      14
Other Matters ..........................................................      15
Submission of Proposals for the Next Annual
  Meeting of Stockholders ..............................................      15
Reports to Stockholders ................................................      15

Appendix A .............................................................     A-1
Appendix B .............................................................     B-1
Appendix C .............................................................     C-1

          PROXY       THE AUSTRIA FUND, INC.      PROXY


         PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
             STOCKHOLDERS TO BE HELD APRIL 12, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE FUND.

The undersigned stockholder of The Austria Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Carol H. Rappa and Israel Grafstein, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at 2:00 p.m., Eastern Time, on April 12, 2001 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at such meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF EACH OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS, "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE FUND (PROPOSAL TWO), "FOR" THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT WITH THE SUB-ADVISER (PROPOSAL THREE), "AGAINST" THE APPROVAL OF THE REPEAL OF A PROVISION OF THE FUND'S BYLAWS PRESCRIBING QUALIFICATIONS FOR NOMINEES AS DIRECTORS (PROPOSAL FOUR), AND IN THE DISCRETION OF THE PROXY HOLDERS(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please sign this proxy exactly as your name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.


PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
THIS PROXY CARD PROMPTLY.  YOU MAY USE THE ENCLOSED ENVELOPE.

                     THE AUSTRIA FUND, INC.

CONTROL NUMBER:

                   Please mark votes as in this example:  /x/

                                              Withhold
1.   Election of Directors.       For All     as to All   For All
     Class One Directors          Nominees    Nominees     Except
     (term expires 2003):         /  /        /  /           /  /
         Dave H. Williams
         William H. M. de Gelsey
         Peter Nowak
         Dipl. Ing. Dr. Hellmut Longin
         Mag. Reinhard Ortner

NOTE:    If you do not wish your shares voted "FOR" a particular
         Nominee, mark the "For All Except" box and strike a line through the name(s) of such Nominee(s). Your shares will be voted for the remaining Nominee(s).

2.   Ratification of the
     selection of                 For         Against     Abstain
     PriceWaterhouseCoopers       / /         / /          / /
     LLP as independent
     accountants for the
     Fund for the fiscal year
     ending August 31, 2001
     (Proposal Two).

3.   Approval of the new sub-     For         Against     Abstain
     advisory agreement           /  /        /  /            / /
     between the Fund and BAI
     Fondsberatung Ges. m.b.H
     (Proposal Three).

4.   Approval of repeal of a      For         Against     Abstain
     provision of the Fund's      /  /        /  /           /  /
     Bylaws prescribing
     qualifications for
     nominees as Directors
     (Proposal Four).

Your Board of Directors recommends a vote "For" the election of all Nominees, "For" Proposal Two, "For" Proposal Three, and
"Against" Proposal Four.

5. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder(s).

       Please be sure to sign, date, and return this Proxy card promptly. You may use the enclosed envelope.

Dated:

_________________, 2001


                                __________________________
                                Signature


                                __________________________
                                Signature, if held jointly







































                                7
00250000.BC2